UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest even reported): March 30, 2007

Maxus Realty Trust, Inc.
(Exact name of registrant as specified on its charter)

MISSOURI	00-13457	48-1339136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Armour Road
North Kansas City, Missouri 64116
(Address of principal executive offices) (Zip Code)

(816) 303-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-r(c)

Item 8.01 Other Matters.

Under Item 2.01 of our current report on Form 8-K, filed January 18, 2007, we reported the acquisition of West OKC HighlandPointe Associates, LLC (“OKC”) by Highland Pointe Acquisition, L.L.C., a newly formed, wholly-owned subsidiary of Maxus Operating Limited Partnership, our operating limited partnership.

In accordance with the requirements of Item 9.01 of Form 8-K, we are required to amend our January 18, 2007 Form 8-K by providing financial statements and pro forma financial information related to the OKC acquisition, within 71 days of the date of that filing. We will be late in filing the amended Form 8-K. However, we anticipate making such filing within two to three weeks of the date of filing this current report on Form 8-K.

Until we have amended the January 18, 2007 Form 8-K, holders of shares of our stock may not rely on the Rule 144 safe harbor for the resale of restricted shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXUS REALTY TRUST, INC.

Date: March 30, 2007

                                        By: /s/ David L. Johnson
   David L. Johnson
Chairman of the Board,
President and
Chief Executive Officer

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